 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

 Company's telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01       ENTRY INTO a Material Definitive Agreement.

On June 23, 2017, Industrial Services of America, Inc. (the "Company") entered into two agreements (referred to as the “Handler Agreement” and the “Crane Agreement”) with K&R, LLC ("K&R"), each for the purchase of equipment to be used in the operation of the Company’s business.

Under the Handler Agreement, the Company purchased a hydraulic scrap handler from K&R for a purchase price of $90,000, with a $9,000 down payment and a 24-month promissory note ("Handler Note") in the face principal amount of the remaining $81,000.  The Handler Note is interest free and provides for payments in equal monthly installments of $3,375. Under the Handler Note, payments are to commence on July 1, 2017. Upon a default, the Handler Note will bear interest at 1% per annum.

Under the Crane Agreement, the Company purchased a 2011 Komatsu crane from K&R for a purchase price of $60,000, with a $12,000 down payment and a 24-month promissory note ("Crane Note") in the face principal amount of the remaining $48,000. The Crane Note is interest free and provides for payments in equal monthly installments of $2,000. Under the Crane Note, payments are to commence on July 1, 2017. Upon a default, the Crane Note will bear interest at 1% per annum.

The Crane Note and the Handler Note are each secured by a security interest in the subject equipment and any proceeds the Company derives from the equipment.

K&R is wholly-owned by Kletter Holdings LLC, the sole member of which was Harry Kletter, our founder and former Chief Executive Officer. After Mr. Kletter's passing in January 2014, our Chairman of the Board and interim Chief Executive Officer, Orson Oliver, assumed the roles of executor of Mr. Kletter’s estate and President of Kletter Holdings LLC. Mr. Kletter’s estate, K&R and the Harry Kletter Family Limited Partnership, collectively, beneficially owned in excess of 20% of the Company's issued and outstanding stock.

The Company is involved in various other transactions with K&R, all as more fully described in the section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 titled, “Certain Relationships and Related Transactions.”  The 2016 Form 10-K was filed with the Securities and Exchange Commission on March 31, 2017.

The foregoing descriptions of the Crane Agreement and the Handler Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-
BALANCE SHEET ARRANGEMENT OF A REGISTRANT

 The information set forth in Item 1.01 above is hereby incorporated into this Item 2.03.

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ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit No.     Description

10.1                  934 Crane Purchase Agreement dated June 23, 2017, by and between the Company and K&R.

10.2                  Komatsu Purchase Agreement dated June 23, 2017, by and between the Company and K&R.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: June 23, 2017	By:	/s/ Todd L. Phillips
Todd L. Phillips
President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.     Description

10.1                  934 Crane Purchase Agreement dated June 23, 2017, by and between the Company and K&R.

10.2                  Komatsu Purchase Agreement dated June 23, 2017, by and between the Company and K&R.

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